                                                                    EXHIBIT 99.1


RSA SECURITY ANNOUNCES FINAL Q3 RESULTS
COMPANY TO DISCUSS RESULTS AND GUIDANCE IN CONFERENCE CALL AT 4:30 P.M. E.D.T.

BEDFORD, MASS., OCTOBER 11, 2001 -- RSA Security Inc. (Nasdaq: RSAS) today reported financial results for the third quarter ended September 30, 2001. Revenue for the third quarter of was $62.6 million, compared to $72.0 million for the third quarter of 2000. The Company reported a net loss for the third quarter of 2001, including the operations of RSA Capital and other charges, of $15.5 million (a loss of $0.28 per share on a diluted basis) compared to net income of $40.0 million ($0.62 per share on a diluted basis) for the third quarter of 2000. Net income for the third quarter of 2001 includes pre-tax gains of $7.4 million from investing activities, RSA Capital expenses of $3.5 million and non-cash charges totaling $18.2 million from various restructuring, acquisition and other activities. The Company reported a net loss for the third quarter of 2001 from its core operating business of $5.4 million (a loss of $0.10 per share on a diluted basis) compared to net income of $10.2 million ($0.16 per share on a diluted basis) for the same period in 2000.

Revenue for the nine months ended September 30, 2001 was $219.7 million, an 8.7% increase over the same period last year. Reported net income for the first nine months of 2001, including the operations of RSA Capital and other non-cash charges, was $7.6 million ($0.13 per share on a diluted basis) compared to $101.8 million ($1.56 per share on a diluted basis) for the same period in 2000. Reported net income for the first nine months of 2001 includes pre-tax gains of $37.3 million from investing activities. Net income from the Company's core operating business for the first nine months of 2001 was $14.3 million ($0.24 per diluted share) compared to $28.1 million ($0.43 per diluted share) in the first nine months of 2000.

"The weakening global economy and the aftermath of September 11th had a dramatic impact on our results," said Art Coviello, CEO and president of RSA Security. "The product enhancements and the acquisitions we have made over the past year have better positioned us strategically than at any other time in our history. Whether the current economic conditions persist for an additional quarter or more, we believe we are taking the steps necessary to navigate through these difficult times and position our company to grow when the economy begins to rebound."

RSA Security will hold a conference call today to discuss its final third quarter of 2001 results and financial guidance at approximately 4:30 p.m. E.D.T. The dial-in number for this conference call in the United States is 888-592-9608, the number for international calls is 712-257-2277; both numbers have a pass code of 1011 RSAS. A replay of this conference call will be available for two days at 402-344-6821. In addition, a live Webcast of this conference call will be available on the "Investor" page of the company's Web site. Webcast participants should register approximately 15 minutes before the event to download and install any necessary software. A replay of this Webcast will be available for two business days.

BUSINESS OUTLOOK

The Company's guidance for revenue is in the following ranges:

         -     $63 to $65 million in Q4 2001

         -     $285 to $295 million in 2002

The Company's guidance on reported net income (loss), including the operations of RSA Capital and other charges, is in the following ranges:

         -     $(0.15) to $(0.17) per share in Q4 2001

         -     $0.09 to $0.19 per share in 2002

The Company's guidance for net income from its core operating business is in the following ranges:

         -     $0.00 to $0.02 per share in Q4 2001

         -     $0.25 to $0.34 per share in 2002
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The Company also announced today that it plans to take a number of steps to realign its cost structure to fit these revenue expectations, including:

         -     Reducing staffing by up to 15%

         -     Cutting discretionary program spending

         - Winding down its RSA Capital segment, which consists of the New and Emerging Security Technologies ("NEST") group and the RSA Ventures fund. Over the next three quarters, the Company will merge NEST into its core operating business. Effective immediately, the Company has a moratorium on any further investments in the RSA Ventures fund.

         -     Cutting salaries by 10% for all salaried employees in the US.

The Company expects to take a restructuring charge of approximately $10 to $11 million in Q4 2001 to cover employee severance and other costs in connection with these efforts.

ABOUT RSA SECURITY

RSA Security Inc., the most trusted name in e-security(TM), helps organizations build secure, trusted foundations for e-business through its RSA SecurID(R) two-factor authentication, RSA ClearTrust(R) authorization, RSA BSAFE(R) encryption and RSA Keon(R) digital certificate management systems. With more than one billion RSA BSAFE-enabled applications in use worldwide, more than ten million RSA SecurID authentication users and almost 20 years of industry experience, RSA Security has the proven leadership and innovative technology to address the changing security needs of e-business and bring trust to the online economy. RSA Security can be reached at www.rsasecurity.com.

RSA, Keon, SecurID, ClearTrust and BSAFE are registered trademarks, and The Most Trusted Name in e-Security is a trademark of RSA Security Inc.

This press release contains forward-looking statements regarding RSA Security's financial condition and growth in future quarters. Such statements involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are general economic conditions, changes in our operating expenses, the timing of the introduction or enhancement of our products and our competitors' products, market acceptance of new products, changes in product pricing, including changes in competitors' pricing policies, development of our direct and indirect distribution channels, integration of acquisitions, personnel departures and new hires, delays in product development, technical difficulties, competitive pressures, changes in customer and market requirements and standards, market acceptance of new technologies, technological changes in the computer industry, our ability to protect our intellectual property and to establish and maintain strategic relationships and the risk factors detailed from time to time in RSA Security's periodic reports and registration statements filed with the Securities and Exchange Commission, including without limitation RSA Security's Annual Report on Form 10-K filed on March 28, 2001 and Quarterly Report on Form 10-Q filed on August 14, 2001.

                Condensed Consolidated Statements of Operations
           In Accordance with Generally Accepted Accounting Principles
                      (in thousands, except per share data)


                                                    Three Months Ended                      Nine Months Ended
                                                      September 30,                           September 30,
                                                ---------------------------            ----------------------------
                                                 2001                2000                2001                2000
                                                -------             -------            --------            --------
                                                       (unaudited)                             (unaudited)

Revenue (i)                                    $ 62,583             $72,029            $219,704            $202,069
Gross profit (ii)                                46,850              57,902             167,592             161,794

Operating expenses:
Research and development (iii)                   16,092              10,844              44,549              33,035
Marketing and selling (iv)                       33,708              26,624              94,747              72,614
General and administrative (v)                   10,621               9,656              30,205              25,587
Restructurings (vi)                               9,635                  --               9,635              (2,079)
In process research and
     development (vi)                             3,750                  --               7,891                  --
Amortization of goodwill and
     intangibles (vi)                             3,798                  --               8,081                  --

Total operating expenses                         77,604              47,124             195,108             129,157

Operating income                                (30,754)             10,778             (27,516)             32,637
Interest income and other                         1,401               3,459               7,999               9,734
Income from investing
     activities (vi)                              7,384              50,978              37,312             123,029

Income before provision for
     income taxes                               (21,969)             65,215              17,795             165,400

Provision for income taxes                       (6,475)             25,199              10,226              63,552

Net Income                                     $(15,494)            $40,016            $  7,569            $101,848

Net income per share - basic                   $  (0.28)            $  0.65            $   0.13            $   1.70

Weighted average number of
     common shares - basic                       56,011              57,945              56,291              58,653

Net income per share - diluted                 $  (0.28)            $  0.62            $   0.13            $   1.56
Weighted average number of
   common shares - diluted                       56,011              64,098              59,683              65,355


Net income includes the following non-core activities:

(i) Revenue includes $0 and $68 for the three and nine months ended September 30, 2001 relating to the Company's RSA Capital unit

(ii) Gross profit includes revenue of $0 and $68 and cost of goods sold of $142 and $181 for the three and nine months ended September 30, 2001 relating to the Company's RSA Capital unit, cost of goods sold of $5,221 for the write off of prepaid license fees for the nine months ended September 30, 2001, and $106 for the nine months ended September 30, 2001 relating to the assumption of stock options in connection with the Company's February 2001 acquisition of Xcert International, Inc.

(iii) Research and development includes expenses of $1,004 and $1,511 for the three and nine months ended September 30, 2001 relating to the Company's RSA Capital unit and $286 for the nine months ended September 30, 2001 relating to the assumption of stock options in connection with the Company's February 2001 acquisition of Xcert International, Inc.

(iv) Marketing and selling includes expenses of $230 and $337 for the three and nine months ended September 30, 2001 relating to the Company's RSA Capital unit, $276 for the nine months ended September 30, 2001 relating to the assumption of stock options in connection with the Company's February 2001 acquisition of Xcert International, Inc., and $1,000 expense for the cancellation of the RSA Conference Europe for the three month period ending September 30, 2001.

(v) General and administrative includes expenses of $2,155 and $1,193 for the three months ended September 30, 2001 and 2000, respectively, and $5,956 and $2,336 for the nine months ended September 30, 2001 and 2000, respectively relating to the Company's RSA Capital unit, and $80 for the nine months ended September 30, 2001 relating to the assumption of stock options in connection with the Company's February 2001 acquisition of Xcert International, Inc.
(vi)     Non-core activities

Statements of Core Operations
         (in thousands, except per share data)

                                                      Three Months Ended                     Nine Months Ended
                                                         September 30,                          September 30,
                                                   ------------------------               --------------------------
                                                    2001              2000                 2001               2000
                                                   -------          -------               --------          --------
                                                        (unaudited)                              (unaudited)
Revenue                                            $62,583          $72,029               $219,636          $202,069
Gross profit                                        46,992           57,902                173,032           161,794

Operating expenses:
Research and development                            15,088           10,844                 42,752            33,035
Marketing and selling                               32,478           26,625                 93,134            72,614
General and administrative                           8,466            8,462                 24,169            23,251

Total operating expenses                            56,032           45,931                160,055           128,900

Operating income                                    (9,040)          11,971                 12,977            32,894

Interest income and other                            1,401            3,459                  7,520             9,735

Income before provision for income taxes            (7,639)          15,430                 20,497            42,629

Provision for income taxes                          (2,292)           5,246                  6,149            14,494

Net Income                                         $(5,347)         $10,184               $ 14,348          $ 28,135

Net income per share - basic                       $ (0.10)         $  0.18               $   0.25          $   0.48

Weighted average number of common shares            56,011           57,945                 56,291            58,653
- basic

Net income per share - diluted                     $ (0.10)         $  0.16               $   0.24          $   0.43

Weighted average number of common shares
- diluted                                           56,011           64,098                 59,683            65,355


Condensed Consolidated Balance Sheets
         (in thousands)

                                                                  September 30,                   December 31,
                                                                       2001                          2000
                                                                  -------------                   ------------
                                                                   (unaudited)
Current assets
     Cash and cash equivalents                                       $ 58,248                       $301,897
     Marketable securities                                              6,970                         33,205
     Accounts receivable (less allowance for doubtful
       accounts of $5,335 in 2001 and $2,006 in 2000)                  53,934                         54,979
     Inventory                                                         10,032                          3,707
     Prepaid expenses and other assets                                 19,775                         20,389
           Total current assets                                       148,959                        414,177

Property and equipment, net                                            81,343                         64,207

Other assets
     Investments                                                       51,267                         87,688
     Goodwill, net                                                    191,522                             --
     Intangible assets, net                                            38,782                             --
     Deferred taxes                                                    19,889                         20,723
     Other                                                              8,132                          2,719
           Total other assets                                         309,592                        111,130
                                                                     $539,894                       $589,514

Current liabilities
     Put options settlement                                          $ 44,822                       $     --
     Accounts payable                                                  14,387                          7,663
     Accrued payroll and related benefits                              11,654                         16,023
     Accrued expenses and other liabilities                            26,835                         12,649
     Income taxes payable                                              25,070                         26,249
     Deferred revenue                                                  26,786                         25,444
     Deferred taxes                                                    22,323                         20,482
Total current liabilities                                             171,877                        108,510

Stockholders' equity                                                  368,017                        481,004
                                                                     $539,894                       $589,514
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